UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2019

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

September 30, 2019

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify Exchange Traded Funds (“ETFs”) with the most favorable risk/reward profiles in the small cap universe, including growth, value, foreign and domestic. In order to do so we must continuously review the global economic landscape. The U.S. recession alarms started sounding during August 2019. The media was consistently hitting it on all fronts. It may have been politically motivated or there might be something to this. Various economic reports came in during September that quieted the frenzy, yet the underlying tone is one of caution. FOMO is the Fear of Missing Out. The stock market is up around 20% year to date. The possibility for a correction or worse is always on the horizon. One may ask why the stock market is so strong when the media has all but told you the sky is falling. The sky is NOT falling. There is some deceleration in various economic data. However, the Wall Street axiom, “Don’t fight the Fed”, is still true today. The Federal Reserve (the “Fed”) has lowered rates twice in the third quarter of 2019, although, the Fed’s future path is murky. The consumer has been strong and bolstered by a strong labor market. FOMO has indeed kept the market momentum positive. Consequently, this same fear can turn from a positive to a negative very quickly. Investment strategy is not a static decision based only upon economic numbers, corporate profits and strong balance sheets. Long term investing is a process that incorporates data analysis and considers investor psychology, market momentum either positive or negative and risk aversion. Some things in the economy can cause a self-fulfilling prophecy leading to negative sentiment and potentially a recession.

The U.S. is a service driven economy as are most of the global developed countries. However, we still worry about a manufacturing slowdown since historically it has led to a recession. The Purchasing Managers Index (“PMI”) is starting to show some weakness. This trend clearly started as the trade war heated up. The Global PMI lags the U.S. PMI and as one can surmise, is indicative of how recession risks have the ability to spread globally. If manufacturing continues its decline, layoffs happen; when layoffs happen, consumer sentiment starts to sour, and consumer spending slows. This is a real concern. One dip below the neutral line in the PMI data does not signal a disaster, but we will be watching this indicator closely. As it stands right now, most things related to the consumer are strong: retail sales, home prices, jobs, wage growth and consumer sentiment. We would like to point out that the PMI is a diffusion index based on what company financial officers, across a broad spectrum of industries, think is going to happen in the future. No one knows the future and this index is certainly skewed by the uncertainty caused by the trade war with China. If the U.S. can come to an agreement

AlphaMark Actively Managed Small Cap ETF

with China, either all-encompassing or one that removes tariffs and sidelines other details, it is all but certain the PMI trend will shift upwards. There are reasons to be cautious, but there are reasons to be optimistic.

The U.S. national debt is projected to increase over $1 trillion a year for the foreseeable future. The balance now exceeds $22 trillion and has the highest concentration of continuous obligations in the history of the U.S. These obligations include Social Security, Medicare and many forms of government assistance. The overall level of debt might be more manageable if it weren’t for the continuous obligations. In other words, during World War II, the national debt was at a similar level relative to Gross Domestic Product (“GDP”), however, it was reduced quickly when the war effort ceased to exist. That is not the case today. Current interest rates are not reflective of the current debt burden. One should logically think that interest rates will go up. We are watching long term rates for signs of distress, but rates will stay low as long as global central banks continue to manipulate them. Corporate debt has increased to levels slightly higher than they were before the financial crisis. There is some concern here, however, corporate debt interest coverage is much stronger today because of such low rates. There are a couple pockets of weakness in consumer debt, low quality car loans and low quality revolving lines of credit. The most impressive strength is reflected by the continual slide in real estate defaults and the average U.S. home owner is sitting on the highest levels of home equity versus debt in over 10 years. The theme continues to be: the consumer is strong.

You might conclude the media is creating a stir that is unwarranted. This could be proven to be correct, but it is just too early to tell. One thing is certain: uncertainty. We don’t want to fight the Fed; it hasn’t been a good idea in the past. However, the Fed has not been consistent in its pronouncements, actions and delivery over the last 18 months. This causes us some concern. Manufacturing is slowing down and uncertainty amongst corporate CEOs is definitive as measured by their statements during earnings updates and lack of corporate spending on new investment. Another concern of ours is that additional deterioration in manufacturing may derail the consumer through a negative economic feedback loop. We acknowledge the positives but are weighing the headwinds. As the old adage goes, it’s better to be 2 hours early to the airport than 10 minutes late. In this vein, we think it is prudent to maintain our conservative investment style, maintaining a large position in small cap value relative to our position in small cap growth. Over the coming months our moves may become more conservative as we watch the developments in the trade war. In our opinion, an appreciation of risk is more important now than ever.

AlphaMark Actively Managed Small Cap ETF

During the six-month period ended September 30, 2019 (the “current fiscal period”), the net asset value per share of the Fund decreased from $23.46 to $23.18, a total return of -1.21%. The market price decreased from $23.30 to $23.22, a total return of -0.31%. During this time, the Russell 2000® Index lost 0.36%. The main contributors of gains in the Fund during the current fiscal period came from the following holdings: iShares MSCI EAFE Small-Cap ETF (SCZ +1.2%) and iShares Russell 2000 Value ETF (IWN +1.6%). The main contributors of loss in the Fund came from the following holdings: Avid Technology, Inc. (AVID -17.1%) and iShares MSCI Emerging Markets Small-Cap ETF (EEMS -5.8%).

As of September 30, 2019, the Fund’s assets were invested among 5 ETFs and 1 stock position. The investments were: iShares Russell 2000 Value ETF (61.6%), iShares MSCI Emerging Markets Small-Cap ETF (EEMS 16.6%), iShares Russell 2000 Growth ETF (13.8%), iShares MSCI EAFE Small-Cap ETF (5.2%), iShares Russell 2000 ETF (0.8%) and Avid Technology, Inc. (1.7%). Cash equivalents represented 0.4% of the Fund’s net assets.

As of September 30, 2019, the Fund had net assets of $22.0 million.

In conclusion, we are confident our strategy for investing in the small cap ETFs that present the most compelling value versus their counterparts in the small cap universe will provide a better risk adjusted return.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Must be preceded or accompanied by a prospectus.

The Russell 2000® index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. One cannot invest directly in an index.

The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sector.

AlphaMark Actively Managed Small Cap ETF

Investing involves risk. Principal loss is possible. The Fund may invest in ETFs that primarily invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies and other ETFs of smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. Shares of ETFs are bought and sold at market price (rather than NAV) and not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors, LLC is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF which is distributed by Quasar Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Fund holdings and asset allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

AlphaMark Actively Managed Small Cap ETF

Portfolio Allocation
As of September 30, 2019 (Unaudited)

Asset Class or Sector	Percentage of Net Assets
U.S. Domestic Equity	76.2%
Emerging Market Equity	16.6
Developed Market Equity	5.2
Technology	1.7
Short-Term Investments	0.4
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

AlphaMark Actively Managed Small Cap ETF

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 1.7%
	Technology — 1.7%
60,000	Avid Technology, Inc. (a)	$371,400
	TOTAL COMMON STOCKS (Cost $433,529)	371,400

	EXCHANGE TRADED FUNDS — 98.0%
	Developed Market Equity — 5.2%
19,950	iShares MSCI EAFE Small-Cap ETF	1,141,739

	Emerging Market Equity — 16.6%
86,640	iShares MSCI Emerging Markets Small-Cap ETF	3,648,410

	U.S. Domestic Equity — 76.2%
1,093	iShares Russell 2000 ETF	165,415
15,738	iShares Russell 2000 Growth ETF	3,033,185
113,738	iShares Russell 2000 Value ETF (b)	13,581,454
		16,780,054
	TOTAL EXCHANGE TRADED FUNDS (Cost $20,675,320)	21,570,203

	SHORT-TERM INVESTMENTS — 0.4%
89,444	Fidelity® Institutional Money Market Fund - Government Portfolio, Class I, 1.86% (c)	89,444
	TOTAL SHORT-TERM INVESTMENTS (Cost $89,444)	89,444
	TOTAL INVESTMENTS — 100.1% (Cost $21,198,293)	22,031,047
	Liabilities in Excess of Other Assets — (0.1)%	(13,657)
	NET ASSETS — 100.0%	$22,017,390

Percentages are stated as a percent of net assets.
The Fund’s security classifications are defined by the Fund Adviser.
(a)	Non-income producing security.
(b)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Rate shown is the annualized seven-day yield as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF Statement of Assets and Liabilities September 30, 2019 (Unaudited)
ASSETS
Investments in securities, at value*	$22,031,047
Dividends and interest receivable	2,634
Total assets	22,033,681

LIABILITIES
Management fees payable	16,291
Total liabilities	16,291

NET ASSETS	$22,017,390

Net Assets Consist of:
Paid-in capital	$24,442,833
Total distributable earnings (accumulated deficit)	(2,425,443)
Net assets	$22,017,390

Net Asset Value:
Net assets	$22,017,390
Shares outstanding ^	950,000
Net asset value, offering and redemption price per share	$23.18

*Identified Cost:
Investments in Securities	$21,198,293

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF Statement of Operations For the Six-Months Ended September 30, 2019 (Unaudited)
INCOME
Dividends	$183,762
Interest	780
Total investment income	184,542

EXPENSES
Management fees	101,781
Total expenses	101,781
Net investment income (loss)	82,761

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	618,972
Change in unrealized appreciation (depreciation) on investments	(993,589)
Net realized and unrealized gain (loss) on investments	(374,617)
Net increase (decrease) in net assets resulting from operations	$(291,856)

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF Statements of Changes in Net Assets
	Six-Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
OPERATIONS
Net investment income (loss)	$82,761	$(45,222)
Net realized gain (loss) on investments	618,972	675,566
Change in unrealized appreciation (depreciation) on investments	(993,589)	(2,066,650)
Net increase (decrease) in net assets resulting from operations	(291,856)	(1,436,306)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—
Payments for shares redeemed	(1,151,695)	(1,351,215)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,151,695)	(1,351,215)
Net increase (decrease) in net assets	$(1,443,551)	$(2,787,521)

NET ASSETS
Beginning of period/year	$23,460,941	$26,248,462
End of period/year	$22,017,390	$23,460,941

(a)	A summary of capital share transactions is as follows:

	Six-Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
	Shares	Shares
Subscriptions	—	—
Redemptions	(50,000)	(50,000)
Net increase (decrease)	(50,000)	(50,000)

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF Financial Highlights For a capital share outstanding throughout the period/year
	Six-Months Ended Sept. 30, 2019 (Unaudited)		Year Ended March 31, 2019		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016(1)
Net asset value, beginning of period/year	$23.46		$25.00		$24.40	$22.58	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.09		(0.04)		(0.14)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.37)		(1.50)		0.74	1.87	(2.34)
Total from investment operations	(0.28)		(1.54)		0.60	1.82	(2.42)

Net asset value, end of period/year	$23.18		$23.46		$25.00	$24.40	$22.58

Total return	-1.21	%(3)	-6.15%		2.47%	8.12%	-9.66	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$22,017		$23,461		$26,248	$26,835	$24,841

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.90	%(4)(5)	0.90	%(4)	0.90%	0.90%	0.90	%(5)
Net investment income (loss) to average net assets	0.73	%(5)(6)	(0.18	)%(6)	(0.56)%	(0.23)%	(0.39	)%(5)

Portfolio turnover rate (7)	51	%(3)	360%		41%	47%	52	%(3)

(1)	Commencement of operations on April 20, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Annualized.
(6)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Notes to Financial Statements
September 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. The Fund commenced operations on April 20, 2015.

The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is the period from April 1, 2019 through September 30, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$371,400	$—	$—	$371,400
Exchange Traded Funds	21,570,203	—	—	21,570,203
Short-Term Investments	89,444	—	—	89,444
Total Investments in Securities	$22,031,047	$—	$—	$22,031,047

^	See Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

The permanent differences primarily relate to net operating losses and redemptions in-kind. For the fiscal year ended March 31, 2019, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(235,449)	$235,449

During the fiscal year ended March 31, 2019, the Fund realized $318,737 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.90% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $11,679,840 and $11,593,512, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

During the current fiscal period, in-kind transactions associated with redemptions were $1,149,907 and there were none associated with subscriptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at March 31, 2019 were as follows:

Tax cost of investments	$21,651,584
Gross tax unrealized appreciation	$1,834,874
Gross tax unrealized depreciation	(10,354)
Net tax unrealized appreciation (depreciation)	1,824,520
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Accumulated gain (loss)	—
Other accumulated gain (loss)	(3,958,107)
Distributable earnings (accumulated deficit)	$(2,133,587)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2019, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of March 31, 2019, the Fund had a short-term capital loss carryforward of $3,958,107. This amount does not have an expiration date. During the year ended March 31, 2019, the Fund utilized $358,652 of its capital loss carryforward.

There were no distributions paid by the Fund during the fiscal year ended March 31, 2019 and the fiscal year ended March 31, 2018.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Market prices for the shares may be different from its NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Unaudited) (Continued)

when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

AlphaMark Actively Managed Small Cap ETF

Expense Example
For the Six-Months Ended September 30, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 987.90	$4.47
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.50	$4.55

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.90%, multiplied by the average account value during the six-month period, multiplied by 183/366 to reflect the one-half year period.

AlphaMark Actively Managed Small Cap ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2019 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

AlphaMark Actively Managed Small Cap ETF

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Parkway, Suite 100

Fort Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	December 3, 2019

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	December 3, 2019

*	Print the name and title of each signing officer under his or her signature.